UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                SCHEDULE DEF 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant                                                 [X]
Filed by a Party other than the Registrant                              [ ]
Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section
         240.14a-12

                           THE SAVANNAH BANCORP, INC.
________________________________________________________________________________
                    (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
             1)  Title of each class of securities to which transaction applies:

             2)   Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4)   Proposed maximum aggregate value of transaction:

             5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)   Amount Previously Paid:

             2)   Form, Schedule or Registration Statement No.:

             3)   Filing Party:

             4)   Date Filed:

                           THE SAVANNAH BANCORP, INC.
                                 25 BULL STREET
                             SAVANNAH, GEORGIA 31401
                                  912-629-6500


                                 March 22, 2005



Dear Shareholder,

We are pleased to invite you to attend the 2005 Annual Meeting of Shareholders of The Savannah Bancorp, Inc. which will be held at 11:00 a.m. on Thursday, April 21, 2005, at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia.

Enclosed are the Secretary's official Notice of Annual Meeting, a Proxy Statement and a Proxy card. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and return it promptly to the Company in the envelope provided. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

Shareholders who own stock in brokerage accounts and receive this information from ADP Proxy Services may also vote their shares using the Internet. Please follow the instructions on the enclosed voting materials.

We look forward to seeing you on April 21, 2005, at the Hyatt Regency Savannah.

Sincerely,


           /s/ G. Mike Odom, Jr.                /s/ John C. Helmken II


            G. Mike Odom, Jr.                    John C. Helmken II
            Chief Executive Officer              President

Enclosures

                           THE SAVANNAH BANCORP, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Savannah Bancorp, Inc. (the "Company") will be held at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia, on April 21, 2005, at 11:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon the following matters:

I. To elect six Directors of Class III to serve until the Annual Meeting of Shareholders in 2008

II. To adopt The Savannah Bancorp, Inc. 2005 Omnibus Stock Ownership and Long Term Incentive Plan

III.    To adopt The Savannah Bancorp, Inc. 2005 Employee Stock Purchase
        Plan

IV. To ratify the appointment of BDO Seidman, LLP as independent registered public accountants to audit the Company's financial statements for the year 2005

V. To transact such other business as may come properly before the Annual Meeting or any adjournments thereof

        Only shareholders of record of The Savannah Bancorp, Inc. at the close of business on March 4, 2005, are entitled to notice of and to vote at the meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ J. Curtis Lewis III


                                        J. Curtis Lewis III
                                        Secretary

March 22, 2005


YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSALS REFERRED TO ABOVE AND DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                                TABLE OF CONTENTS
                                                                            PAGE

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS                                     i

TABLE OF CONTENTS                                                           ii

PROXY STATEMENT                                                              1


 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING                              1

         What is the purpose of the annual meeting?                          1

         Who is entitled to vote?                                            1

         How do I vote?                                                      1

         What are the quorum and voting requirements to elect                1
         the nominees fordirector?

         How are votes counted?                                              2

         Will other matters be voted on at the annual meeting?               2

         Can I revoke my proxy instructions?                                 2

         What other information should I review before voting?               3


 PROPOSAL I:  ELECTION OF DIRECTORS                                          4

         Introduction                                                        4

         Recommendation                                                      4

         Information Regarding Nominees and Other Directors
                                                                             5

         Director Compensation                                               8

         Management Stock Ownership                                          8



PROPOSAL II:  ADOPTION OF THE SAVANNAH BANCORP, INC.
2005 OMNIBUS STOCK OWNERSHIP AND LONG-TERM INCENTIVE PLAN                    8


PROPOSAL III:  ADOPTION OF THE SAVANNAH BANCORP, INC.
2005 EMPLOYEES STOCK PURCHASE PLAN                                          11


PROPOSAL IV:  RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS                                   13

                                                                          PAGE


 INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES            14

         Report of the Audit Committee                                      15

         Report of the Compensation Committee                               15

         Report of the Directors Nominating Committee                       17

         Executive Compensation and Benefits                                18

         Aggregate Year-End Option Values                                   19

         Equity Compensation Plan Information                               19

         Employment Agreements                                              19


 STOCK PERFORMANCE GRAPH                                                    20


 OWNERSHIP OF EQUITY SECURITIES                                             21


 OTHER MATTERS                                                              21


 APPENDIX A - 2005 OMNIBUS STOCK OWNERSHIP AND
              LONG TERM INCENTIVE PLAN                                     A-1


 APPENDIX B - 2005 EMPLOYEE STOCK PURCHASE PLAN                            B-1

                                                                  March 22, 2005

                           THE SAVANNAH BANCORP, INC.
                                 25 BULL STREET
                             SAVANNAH, GEORGIA 31401

                               -------------------

                                 PROXY STATEMENT

                               -------------------

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Savannah Bancorp, Inc. ("SAVB") for use at the 2005 Annual Meeting of Shareholders to be held on Thursday, April 21, 2005 at 11 a.m., local time, at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia, and at any adjournments or postponements of the annual meeting.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the annual meeting, shareholders will act upon the matters set forth in the accompanying notice of meeting, including the election of six directors.

WHO IS ENTITLED TO VOTE?

All shareholders of record of SAVB's common stock at the close of business on March 4, 2005, which is referred to as the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

HOW DO I VOTE?

If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the annual meeting or instruct the proxy holders named in the enclosed proxy card to vote your shares as you direct by marking, signing, dating and returning the proxy card in the postage-paid envelope that we have provided.

If your shares of common stock are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted.

Proxies that are signed, but which do not contain specific instructions, will be voted "FOR" the proposals specified herein.

WHAT ARE THE QUORUM AND VOTING REQUIREMENTS TO APPROVE THE PROPOSALS?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 4,152,634 shares of common stock outstanding and entitled to vote at the annual meeting.

The required vote for each item of business at the annual meeting is as follows:

    o For Item 1 on the proxy card, the election of directors, those nominees receiving the greatest number of votes at the annual meeting, assuming a quorum is present, shall be deemed elected, even though the nominees may not receive a majority of the votes cast.

    o For any other business at the annual meeting, the vote of a majority of the shares voted on the matter, assuming a quorum is present, shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law.

HOW ARE VOTES COUNTED?

For Item 1 on the proxy card, the election of directors, abstentions and "broker non-votes" will be counted only for purposes of establishing a quorum, but will not otherwise affect the vote. "Broker non-votes" are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Under the rules of certain self regulatory organizations, such as the NASD, the election of directors is considered a routine matter and brokers and other nominees have discretionary voting power to vote such shares on routine matters in the absence of specific voting instructions.

In counting the votes cast, only those cast "for" and "against" a matter are included, although you cannot vote "against" a nominee for director. Directors are elected by a plurality of the votes cast in favor; instructions to "withhold authority" to vote for a certain nominee will have no effect.

If you hold your shares of common stock in your own name as a holder of record and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote and will have no effect (other than with respect to establishing a quorum). If, however, your shares are held in "street name" and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion on certain routine matters.

WILL OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

CAN I REVOKE MY PROXY INSTRUCTIONS?

You may revoke your proxy at any time before it has been exercised by:

    o filing a written revocation with the Secretary of SAVB at the following address: P.O. BOX 188, SAVANNAH, GEORGIA 31402;

    o       filing a duly executed proxy bearing a later date; or

    o       appearing in person and voting by ballot at the annual meeting.

Any shareholder of record as of the record date who attends the annual meeting may vote in person, whether or not a proxy has been previously given. However, the presence (without further action) of a shareholder at the annual meeting will not constitute revocation of a previously given proxy.

WHAT OTHER INFORMATION SHOULD I REVIEW BEFORE VOTING?

The 2004 annual report to shareholders and the annual report on Form 10-K filed with the Securities and Exchange Commission, including financial statements for the fiscal year ended December 31, 2004, is included with this proxy statement. The annual report is not part of the proxy solicitation material. An additional copy of our annual report on Form 10-K may be obtained without charge by:

    o       accessing SAVB's web site at www.savb.com;

    o       writing to the Secretary of SAVB at the following address:
            25 BULL STREET, P.O. BOX 188, SAVANNAH, GEORGIA  31402; or

    o       accessing the EDGAR database at the SEC's website at www.sec.gov.

    o requesting copies of our Form 10-K from the SEC (at prescribed rates) by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the SEC's public reference rooms.

                                 PROXY STATEMENT

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

The Board of Directors of the Company consists of sixteen members, twelve of whom meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers. The non-independent directors are Chief Executive Officer G. Mike Odom, Jr., President John C. Helmken II, Vice Chairman
E. James Burnsed and Archie H. Davis. The Board of Directors of the Company is divided into three Classes with the terms of office of each Class ending in successive years. The terms of six Directors of Class III expire at this Annual Meeting. All directors in Class III are standing for re-election. Five directors in Class I and five directors in Class II will continue in office. The shareholders are being asked to vote on the re-election of the Directors in Class III.

The shares represented by the enclosed Proxy will be voted for the election of the six nominees whose names appear below. In the event that any nominee is unable to serve (which is not anticipated), the Proxies will cast votes for the remaining nominees and for such other persons as the Board of Directors may select. A plurality of the votes cast by the shares of Common Stock represented at the Annual Meeting, at which a quorum must be present, is required for the election of the Directors listed as well as for the approval of all other proposals to be acted upon at the Annual Meeting. Cumulative voting for Directors is not permitted.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX NOMINEES LISTED BELOW.

The following table sets forth the name of each nominee Director and each Director continuing in office; a description of his or her positions and offices with the Company (other than as a Director), if any; a brief description of his or her principal occupation and business experience during at least the last five years; directorships presently held by him or her in other companies with registered securities; and certain other information including his or her age and the number of shares of Common Stock beneficially owned as of March 4, 2005. For information concerning membership of committees of the Board of Directors and other information, see "Proposal I - Election of Directors - Information about the Board of Directors and Certain Committees."

All reports required pursuant to the insider trading regulations were filed timely except for option exercises by Messrs. Briscoe and Stramm and Form 5s due February 14, 2005 from all directors reflecting the 25 percent stock dividend distributed in December 2004. Also, several small purchase and gift transactions and transfers to family members were not timely filed by Messrs. Ellis, Davis, Roberts and Jones.

                                                               AMOUNT AND   PER-
NAME, AGE, AND                                                 NATURE OF    CENT
YEAR FIRST ELECTED                                             BENEFICIAL    OF
AS A DIRECTOR           INFORMATION ABOUT NOMINEE OR DIRECTOR  OWNERSHIP* CLASS*
--------------------   -------------------------------------- ----------- ------

                        NOMINEES FOR RE-ELECTION

                                 CLASS III
                        TERM EXPIRING ANNUAL MEETING 2008

Archie H. Davis(63)     Mr. Davis is Vice Chairman of the      158,150(1)  3.77
1989                    Board of The Savannah Bank, N.A. He
                        served as President and Chief
                        Executive Officer of the Company from
                        1989 until April 29, 2004. Mr. Davis
                        will retire as an employee of the
                        Company on April 29, 2005.    Mr.
                        Davis is also a director of Savannah
                        Electric and Power Company, a
                        subsidiary of The Southern Company.

L. Carlton Gill(64)    Mr. Gill is retired from S. A. Allen,    90,251(2)  2.17
1998 Inc. where he was a procurement forester since 1964.

John C. Helmken II(41)  Mr. Helmken became President of the      69,734     1.67
2004                    Company effective April 29, 2004.  He
                        has served as President and CEO of The
                        Savannah Bank, N.A. since January
                        2003, President of The Savannah Bank,
                        N.A. in 2002, Executive Vice President
                        in 2001 and Senior Vice President from
                        1997 through 2000.

Charles E. Izlar (52)   Mr. Izlar is a Certified Public             250     0.01
2004                    Accountant and Chief Financial and
                        Administrative Officer of Lewis Broadcasting
                        Corporation and its affiliated entities.
                        He has held this position since 1992.

Jack M. Jones (68)      Mr. Jones is a private investor.  He     24,977(3)  0.60
1989                    is retired from the insurance industry
                        and serves as a Director of Memorial
                        Health University Medical Center in
                        Savannah, Georgia.

Robert T. Thompson, Jr. Mr. Thompson is retired from CSX         58,130(4)  1.40
(64)                    Incorporated, a railroad company,
1998                    where he was employed since 1962.

                                                               AMOUNT AND   PER-
NAME, AGE, AND                                                 NATURE OF    CENT
YEAR FIRST ELECTED                                             BENEFICIAL    OF
AS A DIRECTOR           INFORMATION ABOUT NOMINEE OR DIRECTOR  OWNERSHIP* CLASS*
--------------------    ------------------------------------- ----------- ------
                        DIRECTORS CONTINUING IN OFFICE
                                    CLASS I
                        TERM EXPIRING ANNUAL MEETING 2006

Robert H. Demere, Jr.   Mr. Demere is President of Colonial      50,396(5)  1.21
(56)                    Group, Inc., a petroleum marketing
1989                    company in Savannah, Georgia.  Mr.
                        Demere has been
                        employed by Colonial since 1974.

J. Curtis Lewis III     Mr. Lewis is Secretary of the Company    66,909(6)  1.61
(52)                    and The Savannah Bank, N.A.  Since
1989                    1980, Mr. Lewis has been a partner in
                        the law firm of Hunter & Lewis, LLP in
                        Savannah, Georgia.  Mr. Lewis serves
                        as a Director of Memorial Health
                        University Medical Center in Savannah,
                        Georgia.

M. Lane Morrison (59)   Mr. Morrison is a partner in the law     58,688(7)  1.41
1989                    firm of Hunter, Maclean, Exley & Dunn,
                        PC, Savannah, Georgia since 1995.

James Toby Roberts, Sr. Mr. Roberts is President and owner       73,545(8)  1.75
(60)                    of Roberts Truck Center, Savannah,
1998                    Georgia since 1969.

James W. Royal, Sr.(56) Mr. Royal is President of Royal          57,832(9)  1.39
1998                    Brothers, Inc., a company engaged in
                        the retail hardware business under the
                        name of Royal Ace and Village Ace
                        Hardware Stores since 1980.

                                    CLASS II
                        TERM EXPIRING ANNUAL MEETING 2007

E. James Burnsed (65)   Mr. Burnsed has served as Vice           87,848(10) 2.11
1998                    Chairman of the Company since December
                        1998 and Chairman & CEO of Bryan Bank
                        & Trust since January 1999.  He served
                        as President & CEO of Bryan Bancorp of
                        Georgia, Inc. and Bryan Bank & Trust
                        from 1989 until January 1999.

Russell W. Carpenter    Mr. Carpenter is the President of         44,709    0.75
(60)                    Minis & Co., an investment advisory
 1989                   firm in Savannah, Georgia. Mr. Carpenter
                        has been with this Firm since 1972.

                                                               AMOUNT AND   PER-
NAME, AGE, AND                                                 NATURE OF    CENT
YEAR FIRST ELECTED                                             BENEFICIAL    OF
AS A DIRECTOR           INFORMATION ABOUT NOMINEE OR DIRECTOR  OWNERSHIP* CLASS*
--------------------    ------------------------------------- ----------- ------

J. Wiley Ellis(64)      Mr. Ellis is Chairman of the Board of   65,895(11)  1.05
1989                    Directors of the Company and The
                        Savannah Bank, N.A. and serves as
                        general counsel.  He is also a
                        Director of Bryan Bank & Trust.  He
                        has been a partner in the law firm of
                        Ellis, Painter, Ratterree & Adams, LLP
                        and its predecessor firm since March
                        1, 1996.

Aaron M. Levy (64)      Mr. Levy is Executive Chairman of Levy    35,864    0.86
1989                    Jewelers, a chain of jewelry stores in
                        Savannah, Georgia. Mr. Levy has been
                        employed by Levy Jewelers, Inc. since
                        1962.

G. Mike Odom, Jr.(43)   Mr. Odom became Chief Executive           60,948    1.46
2004                    Officer of the Company effective April
                        29, 2004. He has served as Executive Vice
                        President and Chief Operating Officer of the Company since 2001 and President, COO and Director of Bryan Bank & Trust since
                        1999. From 1996 to 1999, Mr. Odom served as Executive Vice President of Bryan Bank
                        & Trust.


                        All Directors and executive officers   1,108,248   25.55
                             as a group (18 persons)


* Information relating to beneficial ownership by Directors is based upon information furnished by each Director as of the date stated using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. If not footnoted, the shares are owned with voting and dispositive rights. The percent of class is calculated on the assumption that a person's exercisable options have been exercised and that the total number of issued and outstanding shares of the Company has been increased correspondingly.

(1) Davis - Of the 158,150 shares beneficially owned by Mr. Davis, 76,544 shares are owned individually, 41,107 shares are in his IRA, 2,117 shares are owned by his wife, 725 shares in his wife's IRA, 223 shares are in his 401(k) plan and 37,434 shares are exercisable incentive stock options.

(2) Gill - Of the 90,251 shares beneficially owned by Mr. Gill, 83,903 shares are owned jointly with his wife, 4,117 shares are in his IRA, and 2,231 shares are in his wife's IRA.

(3) Jones - Of the 24,977 shares beneficially owned by Mr. Jones, 24,977 shares are owned by his wife.

(4) Thompson - Of the 58,130 shares beneficially owned by Mr. Thompson, 41,473 shares are owned individually, 7,271 shares are in his IRA, and 9,386 are in his wife's IRA.

(5) Demere - Of the 50,396 shares beneficially owned by Mr. Demere, 41,297 are owned individually, 2,495 shares are in his IRA, 250 shares owned by his wife, and 6,354 are owned by immediate family.

(6) Lewis - Of the 66,909 shares beneficially owned by Mr. Lewis, 33,695 shares are owned individually, 14,745 shares are in his IRA and money purchase retirement plan and 18,469 shares are owned by immediate family.

(7) Morrison - Of the 58,688 shares beneficially owned by Mr. Morrison, 16,266 are owned individually, 6,237 shares are in his IRA, 16,220 are owned by his wife and 19,965 shares are in a trust for his benefit.

(8) Roberts - Of the 73,545 shares beneficially owned by Mr. Roberts, 58,123 shares are owned individually, 8,322 shares are in his IRA, 5,890 shares are owned by immediate family and 1,210 shares are held in a trust.

(9) Royal - Of the 57,832 shares beneficially owned by Mr. Royal, 53,980 shares are owned individually, and 3,852 shares are in his IRA.

(10) Burnsed - Of the 87,848 shares beneficially owned by Mr. Burnsed, 47,923 shares are owned individually, 17,050 shares are in his IRA, 7,750 shares are owned by his wife individually and 15,125 shares represent exercisable stock options.

(11) Ellis - Of the 65,895 shares beneficially owned by Mr. Ellis, 11,292 shares are owned individually, 25,907 shares are in his IRA, and 28,696 shares are in a trust.


                             DIRECTORS COMPENSATION

During 2004, directors were paid $500 per quarter as Director fees plus $250 for each special meeting or committee meeting attended. The Chairman of the Board receives $1,000 per month plus committee attendance fees and the Secretary receives $500 per month plus committee attendance fees. Directors who are officers of the Company are not separately compensated as directors.

Subsidiary bank directors were paid $500 per month as Directors fees plus $100 for each special meeting or committee meeting attended. Directors who are Company or subsidiary bank officers are not separately compensated as directors.


                           MANAGEMENT STOCK OWNERSHIP

As of March 4, 2005, based on available information, all Directors and executive officers of the Company as a group (18 persons) beneficially owned 1,108,248 shares of Common Stock, which represented approximately 25.55 percent of the outstanding shares and exercisable options at that date. The directors and executive officers have voting power for 994,654 shares, or 23.95 percent of the 4,152,634 shares outstanding. The foregoing figure includes, in some instances, shares in which members of a Director's or officer's immediate family have a beneficial interest by reason of shared voting or investment power and as to which the Director or officer may disclaim beneficial ownership.


                                   PROPOSAL II

       ADOPTION OF THE SAVANNAH BANCORP, INC. 2005 OMNIBUS STOCK OWNERSHIP
                          AND LONG TERM INCENTIVE PLAN

     GENERAL. At a meeting on March 15, 2005, the Executive Committee of the Board of Directors voted to adopt, subject to the approval of a majority of shareholders at the 2005 Annual Meeting, The Savannah Bancorp, Inc. 2005 Omnibus Stock Ownership and Long Term Incentive Plan. The text of this plan is attached to this proxy statement as Appendix "A". The plan enables the Board of Directors, or a committee thereof, to grant incentive stock options ("ISOs") non-qualified stock options ("options"), restricted stock, stock appreciation rights ("SAR") or performance units for up to 200,000 shares of SAVB $1.00 par common stock to key officers and employees of SAVB and its subsidiaries (the

"Plan Pool"). Up to 200,000 of these shares may be issued as ISOs. This amounts to approximately 4.8 percent of current outstanding shares and brings total potential option shares (including unexercised options under the 1999 plan) to
10.1 percent of currently outstanding shares plus potential option shares. The purpose of this plan is to attract, retain and develop strong management as the Company continues to expand, and to induce key individuals who render services that contribute materially to our success to remain with the Company for the long term.

     The plan also enables the Board of Directors to grant options to directors of the Company or a subsidiary who are not employees or officers of the Company or a subsidiary ("non-management directors"). The Company desires to attract and retain the services of experienced and knowledgeable directors for the benefit of the Company and its shareholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its shareholders through continuing ownership of common stock.

     The Board of Directors, or its designated committee ("Committee"), will have the sole authority over all administrative matters of the plan. The exercise price for all ISOs and options granted under the plan will be equal to or greater than the fair market value of SAVB stock on the grant dates. The term of the plan will be ten years after the effective date, unless terminated earlier, and no ISOs, options, restricted stock, SARs, or performance units may be granted under this plan after the ten-year period. The Company will receive no consideration upon granting of ISOs, options, restricted stock, SARs or performance units. The expiration date of all ISOs shall not be later than ten years after the ISO is issued. The Board, in its discretion, may issue options having an expiration date of more than ten years, except options granted to non-management directors.

     On the first business day (an "Award Date") following the Company's 2005 Annual Meeting of Shareholders, and following each succeeding Annual Meeting of Shareholders thereafter, each individual elected, reelected or continuing as a non-management director after such Annual Meeting may receive options to purchase from the Plan Pool shares of stock as recommended by the Committee and approved by the Board in accordance with the following requirements:

               i) The Committee shall determine the portion, ranging from 0% to 100%, of the total director fees, meeting fees and other fees for services ("Total Annual Retainer") paid to each non-management director in the previous calendar year that shall be the basis for determining the number of options to be awarded. The number of shares to be awarded shall be determined by dividing the fair market value of SAVB stock on the Award Date into the portion of the Total Annual Retainer as determined in the preceding sentence. For example, if a specific non-management director received a Total Annual Retainer of $10,000 in Year 4, then on the Award Date in Year 5, if the Committee, upon approval by the Board, determines that 30% of the Total Annual Retainer for Year 4 shall be the basis for determining the number of options to be awarded for Year 5 and if the fair market value of the Company stock is $30.00 per share on the Award Date, such non-management director would be granted an option to purchase 100 shares of SAVB stock at an exercise price of $30.00 per share.

               ii) An option granted under this Plan to a non-management director shall vest and become exercisable on the Award Date. The period that options may be exercised by a non-management director shall be the earlier of ten years after grant date or two years after such person ceases to serve as a non-management director.

     If this proposal is approved and the Committee recommends and the Board approves 100% of the 2004 Total Annual Retainer as the basis for awarding options, the non-management directors of the Company and all subsidiaries will receive, in the aggregate options to purchase, a total of 8,648 shares of SAVB stock, assuming the fair market value of SAVB stock on the Award Date is the same as it was on December 31, 2004.

     ISOs, options, restricted stock, SARs and performance units that are granted will vest and become exercisable as directed by the Board in individual stock option agreements with the optionees. The Board may set specific profitability or performance criteria that must be met before grantees can earn the right to vest in any ISO, option, restricted stock, SAR or performance unit.

     The exercise price of ISOs and options may be paid in cash, in shares of SAVB stock already owned, or in a combination of both. Shares surrendered in payment of the exercise price will be valued at fair market value on the date of exercise. Optionees must exercise ISOs and options to earn any voting rights or rights to receive cash dividends on these shares. Pro-rata adjustments will be made to the number of shares authorized for issuance in the plan for stock splits, stock dividends or other capitalization changes. The plan allows for acceleration of vesting and exercise privileges if an optionee's termination of employment is due to a change in control, death or total disability. If an optionee's employment is terminated, all unvested options at the date of termination expire and become unexercisable.

     The 2005 plan may be amended or terminated by the Board of Directors at any time, except that certain changes will require shareholder approval. These changes are (i) to increase the maximum number of shares subject to the plan;
(ii) to change the designation or class of persons eligible to receive grants under the plan; (iii) to extend the term of the plan or the maximum ISO exercise period; or (iv) to decrease the minimum price at which shares may be granted under the plan.

     FEDERAL INCOME TAX CONSEQUENCES. ISOs granted under this plan are intended to be incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended. Under federal income tax law, our Company will have no federal income tax consequences upon the grant or exercise of ISOs granted under this plan.

     For grants of options, restricted stock, SARs or performance units, the Company receives a tax deduction for federal tax purposes in the tax year the grant (or any portion thereof) becomes non-forfeitable by the grantee.

     The optionees of ISOs who receive grants from this plan will have no federal income tax consequences when they receive their grants, but they may have tax consequences when they exercise their options. Although the optionees will realize no taxable income when they exercise their ISOs, the exercise may cause alternative minimum tax. The spread between the option price and the fair market value of the Company stock is treated as an adjustment item for alternative minimum tax purposes where the stock that is acquired upon exercise of the ISO is not disposed of in the same taxable year. If an optionee disposes of any exercised ISO shares within a year of the exercise, the disposition is considered a disqualifying disposition, and the gain on the sale or exchange will generally be treated as ordinary income to the optionee in the year of disposition. If the optionee disposes of any exercised ISO shares more than one year after the exercise, he will realize a long-term gain or loss on disposal.

     Upon the exercise of a non-qualified stock option, the grantee generally will recognize taxable ordinary compensation income, subject, in the case of employees, to employment and withholding taxes, in an amount equal to the difference in the fair market value of the Company Stock at the exercise date and the exercise price. The Company will be entitled to a tax deduction in that tax year in the same amount. Gains and losses recognized by the grantee upon the subsequent disposition of shares will generally receive capital gain or loss treatment.

     For grants of options, restricted stock, SARs or performance units, individuals report ordinary taxable income for federal tax purposes in the tax year the grant (or any portion thereof) becomes non-forfeitable.


SHAREHOLDER APPROVAL REQUIRED. The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required for approval of the plan. Abstentions and broker non-votes will not be considered to be either affirmative or negative votes. Grants of 23,500 ISO shares have been made to certain key officers of the Company or subsidiary banks under this plan. These grants are subject to shareholder approval. Please refer to Appendix A for a complete copy of the proposed plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE THE SAVANNAH BANCORP, INC. 2005 OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN.



                                  PROPOSAL III

                     ADOPTION OF THE SAVANNAH BANCORP, INC.
                        2005 EMPLOYEE STOCK PURCHASE PLAN

     GENERAL. At a meeting on March 15, 2005, the Executive Committee of the Board of Directors voted to adopt, subject to the approval of shareholders at the 2005 Annual Meeting, The Savannah Bancorp, Inc. 2005 Employee Stock Purchase Plan (the "Plan"). The text of the Plan is attached to this proxy statement as Appendix "B." The Plan enables the Board of Directors, or a committee thereof, to grant options to purchase the Company's common stock to all eligible employees who elect to participate in the Plan. Twenty-five thousand (25,000) shares of the Company's common stock shall be reserved for the Plan, which amounts to approximately 0.6 percent of current outstanding shares. The purpose of the Plan is to encourage and enable eligible employees of the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company.

     The Board of Directors, or its designated committee, will have the sole authority over all administrative matters of the Plan. The Plan will be implemented by offerings made by the Company from time to time as determined by the Board, but in any event, not more than one time per year. The Board of Directors will specify the number of shares to be made available in an offering and the commencement and termination dates of the offering. In no event shall the offering period exceed twelve months. With respect to any offering under the Plan, options to purchase shall be granted to all eligible employees of the Company who have elected to participate in such offering. Employees eligible to participate in the Plan shall be any persons regularly employed by the Company on the effective date or entrance date of any offering of stock pursuant to the Plan who has been employed by the Company for at least one year and who has a customary working schedule of at least twenty-five (25) hours per week and five
(5) months per calendar year, but the Board may choose to exclude employees to the extent permitted under Section 423 of the Internal Revenue Code of 1986 and the regulations thereunder.

     Shares purchased under the Plan will be held by the plan administrator or its designated custodian until the employee terminates participation in the Plan or requests that certificates for full shares be issued. Payment for the shares can be made via payroll deduction in equal installments during the offering period, in the total amount of not less than $500 and not more than $7,500 for each offering. The purchase price for the shares offered under the Plan will be 85 percent of the fair market value on the commencement date of the applicable offering period for the first quarter and will be adjusted to 85 percent of the fair market value on the first day of each subsequent calendar quarter during the offering period, provided that, if no shares were traded on that day, then on the last day of the previous quarter on which shares were traded.

     The 2005 Plan may be amended or terminated by the Board of Directors at any time, except that certain changes will require shareholder approval. These changes are (i) to increase the maximum number of shares subject to the Plan;
(ii) to change the designation or class of persons eligible to receive options under the Plan; (iii) to extend the maximum option exercise period; or (iv) to decrease the minimum price at which shares may be optioned under the Plan.

     FEDERAL INCOME TAX CONSEQUENCES. The Plan and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986. Under these provisions, the

Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of two years from the grant date or one year from the date of transfer of the shares to the participant. In all other cases, no deduction is allowed to the Company.

        No income will be taxable to a participant in connection with the shares issuable under the Plan until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the applicable grant date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15 percent of the fair market value of the shares as of the applicable grant date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

     SHAREHOLDER APPROVAL REQUIRED. The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required for approval of the Plan. Abstentions and broker non-votes will not be considered to be either affirmative or negative votes. No actions have yet been taken to determine grants to be made from this Plan. Please refer to Appendix B for a complete copy of the proposed Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE SAVANNAH BANCORP, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL IV

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, upon the recommendation of its Audit Committee has appointed BDO Seidman, LLP, as the independent registered public accountants, for the Company and the Banks for the year ending December 31, 2005.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE CALENDAR YEAR 2005.

         INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

The Board of Directors of the Company held five regular meetings during 2004. All Directors attended at least 75 percent of the meetings.

ANNUAL MEETING OF SHAREHOLDERS. Directors are encouraged to attend the annual meeting of shareholders. Nine directors attended the last meeting held on April 29, 2004.

EXECUTIVE COMMITTEE. The Executive Committee of the Board is composed of seven outside directors. Regular Executive Committee meetings are held during each of the remaining seven months when the five regular board meetings are not held. Called Executive Committee meetings are held as needed. Directors J. Wiley Ellis, Chairman, Russell W. Carpenter, Robert H. Demere, Jr., Jack M. Jones, J. Curtis Lewis III, James Toby Roberts, Sr. and James W. Royal, Sr. serve on this Committee. Directors Odom, Helmken and Burnsed serve as ex officio members of the Executive Committee. The committee held 8 meetings during 2004. All members attended at least 75 percent of the Executive Committee meetings.

AUDIT COMMITTEE. The Audit Committee serves as a liaison between the Board of Directors and the Company's independent auditors. The Committee approves the overall scope of the audit, reviews the results of the audit and reviews the systems of internal control of the Company. The Committee operates under a written charter adopted by the Board of Directors. This charter is posted on the corporate website at www.savb.com. During the fiscal year ended December 31, 2004, the Audit Committee met five times. The Committee is composed of Directors
J. Curtis Lewis III, Chairman, Russell W. Carpenter, Robert H. Demere, Jr., L. Carlton Gill, Charles E. Izlar, Jack M. Jones and Robert T. Thompson, Jr. All directors attended at least 75 percent of the Audit Committee meetings. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board recognizes Mr. Izlar as the "Audit Committee Financial Expert" as defined by the Securities and Exchange Commission. The formal report of the Audit Committee with respect to the year 2004 begins on page 15 hereof.

COMPENSATION COMMITTEE. The Compensation Committee reviews and approves the compensation of executive officers, reviews and recommends to the Board incentive and benefit plans, reviews general compensation and benefits policies and reviews and recommends to the Board the compensation of Company and subsidiary bank directors. The members of the Compensation Committee during 2004 were Directors Jack M. Jones, Chairman, J. Curtis Lewis III, J. Wiley Ellis and James W. Royal, Sr, all of whom meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The formal report of the Compensation Committee with respect to the year 2004 begins on page 15 hereof.

DIRECTOR NOMINATING COMMITTEE. The Director Nominating Committee seeks to identify individuals qualified to become Directors; evaluates candidates recommended for nomination as Directors to the Board, including nominees recommended by shareholders, and recommends candidates for nomination as Directors to the Board. The committee operates under a written charter approved by the Board of Directors. This charter is posted on the corporate website at www.savb.com. During the fiscal year ended December 31, 2004, the committee met four times. The committee is composed of Directors James Toby Roberts, Sr., Chairman, Russell W. Carpenter and Aaron M. Levy, all of whom meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. All members attended at least 75 percent of the committee meetings. The formal report of the Nominating Committee with respect to the year 2004 begins on page 17 hereof.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's system of internal control and the overall quality of the Company's financial reporting.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee also recommended the reappointment of the independent registered public accountants and the Board of Directors concurred in such recommendation.

J. Curtis Lewis III, Chairman   Robert H. Demere, Jr.  Jack M. Jones
Russell W.Carpenter             L. Carlton Gill        Robert T. Thompson, Jr.
                                Charles E. Izlar


                      REPORT OF THE COMPENSATION COMMITTEE

Decisions with respect to the compensation of the Company's Named Executive Officers are made by the Compensation Committee (the "Committee"). During 2004, the following Directors served on the Committee: Directors Jack M. Jones, Chairman, J. Curtis Lewis III, J. Wiley Ellis and James W. Royal, Sr. All decisions of the Committee relating to compensation are reviewed by the full Board of Directors. The report of the Committee presented below addresses the Company's compensation policies for 2004 with respect to Mr. Odom as CEO and Mr. Helmken as President, as well as the Named Executive Officers as a group.

GENERAL COMPENSATION POLICIES. The Company has a formal compensation plan designed to compensate executives for actions deemed to promote long-term shareholder value. These objectives require that compensation arrangements be structured to: (1) provide competitive levels of compensation opportunity which are reflective of the degree of risk inherent in the Company's business plan and the contributions expected from senior executives; (2) integrate pay with the Company's business strategies, short-term and long-term performance goals, and results; (3) reward corporate performance achievements; and (4) recognize and reward individual initiative, responsibility and achievements. The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholder interests in the enhancement of shareholder value. Base salaries are set by the Board, after recommendation by the Committee, and are intended to reflect individual performance and responsibility and to represent compensation believed by the Committee to be appropriate if the Named Executive Officers perform in a fully acceptable manner. In setting base salaries, consideration is also given to compensation paid to executives of financial institutions and other public companies similar in size and character to the Company.

The Committee has established a compensation package consisting of base salary, short-term incentive compensation in the form of cash bonuses based on the performance of the Company, and long-term incentive compensation in the form of incentive stock options.

COMPENSATION PAID IN 2004. The Company's policy regarding compensation of its executive officers, including the Chief Executive Officer and the President, is based upon performance in relation to the responsibilities and accomplishments incident to the individual's job description. In determining compensation, the Committee considers the progress made by the Company in laying a foundation for future revenue enhancements, income improvements, growth, and quality of assets.

Compensation paid to the Named Executive Officers in 2004 consisted of the following elements: base salary, cash incentive compensation, matching contributions paid to the Company's 401(k) Plan and qualified incentive stock options. Contributions made by the Company under the 401(k) Plan are made to all participating employees on a nondiscriminatory basis. The Company also has certain broad-based employee benefit plans in which the Named Executive Officers participate. The value of these items is set forth in the Summary Compensation Table below under "All Other Compensation." The Named Executive Officers also may have received perquisites in connection with their employment. However, such perquisites totaled less than 10 percent of their cash compensation in 2004. Except for bonuses and incentive stock options, the foregoing benefits and compensation are not directly tied to Company performance.

CASH INCENTIVE COMPENSATION. Cash Incentive Compensation is calculated based upon performance and results relative to committee-approved targets for various growth, profitability, asset quality and return objectives. The objectives include individual, branch, subsidiary bank and Company level factors. During 2004, the Company and the subsidiary banks' performance exceeded the approved targets on most factors.

SENIOR EXECUTIVE COMPENSATION. Mr. Odom was elected Chief Executive Officer and Mr. Helmken was elected President of the Company on April 29, 2004. The Board desired to encourage a cohesive management team relationship between these key executives as their relative strengths compliment each other. The Board approved a compensation package for each executive including (1) $150,000 base salary;
(2) cash incentive potential of up to 50 percent of base salary; (3) a stock option grant with shares vesting over five years upon achievement of specific performance objectives; and (4) other standard benefits.


Jack M. Jones, Chairman                          J. Wiley Ellis
James W. Royal, Sr.                              J. Curtis Lewis III

                  REPORT OF THE DIRECTORS NOMINATING COMMITTEE

The Directors Nominating Committee evaluates and recommends to the Board of Directors candidates for nomination as Directors of the Company, including candidates recommended by shareholders.

The Committee considered candidates for re-election to the Board and recommended their nomination to the Board. No candidates were recommended by shareholders who are not directors.


James Toby Roberts, Sr., Chairman            Russell W. Carpenter
Aaron M. Levy

CODE OF BUSINESS CONDUCT AND ETHICS. The Board of Directors has adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees. This code outlines the key business behaviors and ethical principles that directors, officers and employees of the company need to understand and follow. This code is posted on the corporate website at www.savb.com.

INFORMATION ABOUT NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS. The following contains certain information about the named Executive Officer of the Company who is not a Director of the Company.

NAME AND YEAR FIRST
ELECTED AN OFFICER                     POSITIONS HELD AND PRINCIPAL
OF THE COMPANY          AGE            OCCUPATION LAST FIVE YEARS
--------------------    ---            -----------------------------
R. Stephen Stramm        55            Executive Vice President - Lending of the
1990                                   Company and The Savannah Bank, N.A.

Robert B. Briscoe        53            Chief Financial Officer of the Company
1990                                   and The Savannah Bank, N.A.

                       EXECUTIVE COMPENSATION AND BENEFITS

The tables below set forth certain information concerning compensation paid to the five most highly compensated executive officers whose cash compensation exceeded $100,000 ("Named Executive Officers") for services in all capacities during the years ended December 31, 2004, 2003 and 2002.

                                                            Long-term
                          Annual Compensation          Compensation Awards
                   ---------------------------------  ----------------------
                                                                      All
                                             Other                   Other
Name and                                     Compen-   Options/     Compen-
Principal Position  Year Salary     Bonus   sation(2)   SARs(3)    sation(4)
------------------  ---- ------     -----    -------  ----------    -------

G. Mike Odom, Jr.   2004 $147,066(1)$45,682  $ 5,050      18,750    $ 8,824
Chief Executive     2003  131,200    24,070    6,052       3,750      7,610
Officer             2002  120,000    23,547    5,750       6,875      7,308

John C. Helmken II  2004 $145,100   $40,500  $ 5,542      25,000    $ 8,706
President           2003  125,300    25,878    5,387       3,750      7,282
                    2002  115,000    26,255    4,715       6,875      8,034

R. Stephen Stramm   2004 $130,300   $31,341  $ 3,665         -0-    $ 7,818
Executive Vice      2003  125,300    20,511    3,400       2,500      7,301
President-Lending   2002  120,000    28,512   64,994(5)    1,375      7,725

E. James Burnsed    2004 $116,200   $39,394   $ 4,312        -0-    $ 6,972
Vice Chairman       2003  111,200    20,646     3,335        -0-      6,541
                    2002  105,000    24,880     4,157        -0-      6,478

Robert B. Briscoe   2004 $110,300   $25,000   $ 1,660        -0-    $ 6,618
Chief Financial     2003  105,300    15,000     2,768      2,500      6,107
Officer             2002  100,150    18,000     2,637      1,375      7,144

(1) Mr. Odom has elected to defer $4,500 of his compensation in 2004 into the Company's deferred compensation plan.
(2) Includes club dues and excess premiums on group life insurance.
(3) Amounts shown represent the number of shares underlying incentive stock options granted each year. The number of shares have been restated to include the effect of the 5-for-4 stock split distributed in the form of a 25 percent stock dividend in December 2004.
(4) Amounts contributed to the Company's Employee Savings and Profit Sharing Plans.
(5) Other annual compensation also includes compensation resulting from the exercise of nonqualified stock options.

Options granted on April 29, 2004 included options to Mr. Odom for 18,750 shares and Mr. Helmken for 25,000 with an exercise price of $22.31 per share, vesting over five years and expiring on April 29, 2014. Each year's vesting is subject to the achievement of specific return on equity goals. For 2004 Messrs. Odom and Helmken earned and thus become fully vested in 2,500 and 3,750 of these shares, respectively, on March 31, 2005.

                        AGGREGATE YEAR-END OPTION VALUES

Shown below is information with respect to unexercised options to purchase the Company Common Stock held by the Named Executive Officers at December 31, 2004.
                                                                        (1)
                                   Number of Securities    Value of Unexercised
                                  Underlying Unexercised       In-the-Money
                                      Options / SARs          Options / SARs
                                     at Year-End (#)           at Year-End ($)
               # of Shares        ---------------------    ---------------------
           Acquired on   Value       Exerc-     Unexer-      Exerc-      Unexer-
  Name       Exercise  Realized($)  cisable    cisable      cisable      cisable
------------  -------  ---------  -----------  --------    ---------    --------
Mr. Odom         -0-        -0-       25,174     28,900      360,661     199,366
Mr. Helmken      -0-        -0-       18,625     35,150      237,508     228,991
Mr. Burnsed      -0-        -0-       15,125        -0-      204,091         -0-
Mr. Stramm     5,000     84,900       14,343      2,000      245,868      14,692
Mr. Briscoe    3,000     50,940       10,346      4,035      172,398      41,162

(1) "Value" is calculated as the market price of the underlying securities on December 31, 2004 minus the grant price that ranges from $4.96 to $22.31. The market price has been determined as the closing price of the Company's stock as quoted on the Nasdaq National Market, which was $27.05 per share on December 31, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

Shown below is information with respect to the equity compensation plan as of December 31, 2004.
--------------------------------------------------------------------------------
(a)  Plan Category                                           Approved Plan (1)
--------------------------------------------------------------------------------
(b)  Number of securities to be issued upon exercise of           295,352
outstanding options
--------------------------------------------------------------------------------
(c)  Weighted-average exercise price of outstanding options       $ 14.07
--------------------------------------------------------------------------------
(d)  Number of securities remaining available for future
    issuance under equity compensation plans (excluding             6,152
    securities in row (b))
--------------------------------------------------------------------------------
(1)  Equity compensation plans approved by security holders

There were no equity compensation plans that were not approved by shareholders. No warrant or rights have been issued by the Company.


                              EMPLOYMENT AGREEMENTS

The Company has entered into change in control agreements with each of the Named Executive Officers. Each of said agreements provides that the executive shall continue to receive the same level of compensation for a period of one year after a "change in control" occurs, and if terminated without cause during the one-year period immediately following a "change in control", shall continue to receive the same level of compensation for a period of one year after such termination without cause. A "change in control" is defined as the sale of all or a substantial portion of the Company's assets, a merger or other reorganization whereby the Company is not the surviving entity or a change in control as defined by the OCC.

The Company and the Subsidiary banks have incentive compensation plans under which the Named Executive Officers can earn a performance bonus if the Company achieves certain specified earnings, growth and expense control objectives as set forth by the Board of Directors. Maximum payout is 50 percent of base salary for Messrs. Odom and Helmken and 40 percent of base salary for Messrs. Stramm, Burnsed and Briscoe . This arrangement was in place during all three years presented except that the maximum payout for Messrs. Odom and Helmken was increased from 40 percent to 50 percent in 2003.

                             STOCK PERFORMANCE GRAPH

The following table provides a graphic comparison of the cumulative total shareholder return (calculated based upon the stock appreciation) on the Common Stock of The Savannah Bancorp, Inc. for the five year period from December 31, 1999 through December 31, 2004. It includes the cumulative total return on the NASDAQ Market Index, the SNL $500M-$1B Bank Index and the re-investment of all dividends over the same period. All cumulative returns assume an initial investment of $100 in each of the Company's shares.






                                [GRAPHIC OMITTED]






Following are the data points in which the corporate performance graph is based.

                                          PERIOD ENDED
                         -------------------------------------------------------
INDEX                    12/31/99 12/31/00 12/31/01  12/31/02 12/31/03  12/31/04
------------------------ -------- -------- -------- --------- --------- --------
Savannah Bancorp, Inc.     100.00   100.55   120.80    128.15    200.28   238.95
NASDAQ Composite           100.00    60.82    48.16     33.11     49.93    54.49
SNL $500M-$1B Bank Index   100.00    95.72   124.18    158.54    228.61   259.07

Source : SNL Financial LC, Charlottesville, VA
(C) 2005

SNL Securities L.C. ("SNL") prepared the data included in the foregoing table. It is understood that all information provided in the preceding graph: (i) has been gathered by SNL from sources believed by SNL to be reliable and (ii) is believed by SNL to be true and accurate in both form and content.

                         OWNERSHIP OF EQUITY SECURITIES

As of March 4, 2005, there were no shareholders known by the Company to be the beneficial owner, as defined by SEC rules, of five percent or more of the outstanding shares of Common Stock.


                                  OTHER MATTERS

CERTAIN TRANSACTIONS

The Company's subsidiary Banks have granted loans to certain Directors of the Company and the Banks and to their related interests. The aggregate outstanding amounts of such loans were $11.537 million and $14.211 million at December 31, 2004 and 2003, respectively. During 2004, $10.491 million of new loans were made and repayments totaled $13.755 million. Unused lines of credit available to related parties aggregated $1.297 million and $3.075 million at December 31, 2004 and 2003, respectively. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collection. No other related party transactions or services rendered to the Company or to the subsidiary Banks exceeded $60,000. There are no family relationships between directors and/or executive officers of the Company. A director of the Company and a director of a Subsidiary Bank were married during 2004.

PROXY SOLICITATION

The Company will pay the cost of soliciting Proxies for the Annual Meeting. In addition to solicitation of shareholders of record by mail, telephone or personal contact, the Company will be contacting brokers, dealers, banks or voting trustees or their nominees who can be identified as record holders of Common Stock. Such holders, after inquiry by the Company, will provide information concerning quantities of Proxy materials and Annual Reports needed to supply such information to beneficial owners, and the Company will reimburse them for the expense of mailing Proxy materials and 2004 Annual Reports to such owners.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

BDO Seidman, LLP, the Company's principal accountant, billed for services rendered as shown in the following table:

            AUDIT FEES      AUDIT      TAX SERVICES      OTHER        TOTAL
                        RELATED FEES
---------- ----------- -------------- -------------- ----------- --------------
 2004        $157,557     $7,181          $ -0-         $ -0-        $164,738
---------- ----------- -------------- -------------- ----------- --------------
 2003        $122,748     $9,193          $ -0-         $2,982       $134,923
---------- ----------- -------------- -------------- ----------- --------------

For 2004 and 2003, approximately 70 percent of the total hours required to complete the audits of the financial statements was provided by persons employed by Hancock, Askew & Co., LLP, a public accounting firm located in Savannah, Georgia, who worked under the supervision and direction of BDO Seidman, LLP.

A representative of BDO Seidman, LLP is expected to be present at the 2005 shareholders' meeting. He will have an opportunity to make a statement should he desire to do so and is expected to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2005 ANNUAL MEETING

Proposals of shareholders and director nominations, accompanied by relevant biographical information, to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company on or before January 15, 2006 to be included in the Proxy Statement and Form of Proxy relating to the 2006 Annual Meeting of Shareholders. Proposals and director nominees should be directed to The Savannah Bancorp, Inc., 25 Bull Street, Savannah, Georgia 31401; Attention:
J. Curtis Lewis III, Secretary.

MISCELLANEOUS

The management of the Company knows of no other matters that are to be presented for action at the Annual Meeting. If any other matters are brought properly before the Annual Meeting, the persons designated in the enclosed Proxy will vote on such matters in accordance with their best judgment.







UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, THE COMPANY WILL FURNISH TO SUCH PERSON WITHOUT CHARGE (OTHER THAN FOR EXHIBITS), A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). REQUESTS SHOULD BE DIRECTED TO THE SAVANNAH BANCORP, INC., P.O. BOX 188, SAVANNAH, GEORGIA 31402, ATTENTION: ROBERT B. BRISCOE, CHIEF FINANCIAL OFFICER. THE FORM 10-K IS ALSO AVAILABLE FOR IMMEDIATE RETRIEVAL ON THE INTERNET FROM THE
SEC WEBSITE AT  HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR?TEXT=0000860519    .

                                   APPENDIX A

                           THE SAVANNAH BANCORP, INC.

            2005 OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN


THIS IS THE 2005 OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of The Savannah Bancorp, Inc. (the "Corporation" or "Company"), a Georgia corporation with its principal office in Chatham County, Georgia, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, and/or Units may be granted from time to time to Eligible Employees or Non-Management Directors of the Corporation and of any of its Subsidiaries (the "Subsidiaries"), subject to the following provisions:

                                    ARTICLE I

                                   DEFINITIONS

The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

BOARD. The Board of Directors of The Savannah Bancorp, Inc.

CHANGE IN CONTROL TRANSACTION. The dissolution or liquidation of the Corporation; a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Rights hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue; or a sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than twenty-five percent (25%) of the voting power of the capital stock of the Corporation then outstanding by, another corporation, bank, other entity or person.

CODE. The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

COMMITTEE. The Compensation Committee of the Board.

COMMON STOCK. The Common Stock, $1.00 par value per share, of the Corporation.

DEATH. The date of death of an Eligible Employee who has received Rights as established by the relevant death certificate.

DISABILITY. The date on which an Eligible Employee who has received Rights becomes permanently and totally disabled within the meaning of Section 22 (e)
(3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

EFFECTIVE DATE. The date as of which this Plan is effective, which shall be the date it is adopted by the Board , assuming subsequent approval of the Plan by the shareholders of the Company.

ELIGIBLE EMPLOYEES. Those individuals who meet the following eligibility requirements:

    (i) Such individual must be a full time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

    (ii)Such individual is identified by the Committee as a key employee who is in a position to significantly influence the long-term success of the Corporation, subject to ratification of such action by the Board.

    (iiiIf the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

    (iv)Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

FAIR MARKET VALUE. With respect to the Corporation's Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

    (i) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

    (ii)If the Common Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), National Market System ("NMS");

    (iiiIf the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

    (iv)If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate, subject to the approval of the Board. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

ISO. An "incentive stock option" as defined in Section 422 of the Code.

NON-MANAGEMENT DIRECTOR. Any member of the Board or the board of directors of any subsidiary who is not an employee or officer of the Company or a subsidiary.

NON-QUALIFIED OPTION. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

OPTION AGREEMENT. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

OPTIONS. ISOs and Non-Qualified Options are collectively referred to herein as "Options;" provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

PLAN POOL. A total of 200,000 shares of authorized, but unissued, and/or Treasury shares of Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan. A total of 200,000 shares from the Plan Pool can be issued as ISOs.

REGISTRATION. The registration by the Corporation under the 1933 Act and applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

RESTRICTED STOCK. The Stock that a Holder shall be awarded with restrictions with the restrictions described in Article IV.

RESTRICTED STOCK GRANT AGREEMENT. The agreement between the Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

RETIREMENT. "Retirement" shall mean

    (i) The termination of an Eligible Employee's employment under conditions which would constitute "normal retirement" or "early retirement" under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

    (ii)Termination of employment after attaining age 65.

RIGHTS. The rights to exercise, purchase or receive the Options, Restricted Stock, Units and SARs described herein.

RIGHTS AGREEMENT. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.

SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in Article VI.

SAR AGREEMENT. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

SEC. The Securities and Exchange Commission.

STOCK. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

SUBSIDIARY. A subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.

TAX WITHHOLDING LIABILITY. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

TERMINATION. A termination by the Corporation or a Subsidiary of an Eligible Employee's employment by the Corporation or the Subsidiary.

TOTAL ANNUAL RETAINER. The total annual remuneration earned by a director (whether or not deferred) including director fees, meeting fees or fees for services as officers of the Board or board of a subsidiary.

TRANSFER. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

UNITS. The Right of a Unit Recipient to receive a combination of cash and Stock when, as and in the amounts described in Article V.

UNIT AGREEMENT. The agreement between the Corporation and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

1933 ACT. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

1934 ACT. The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                                   ARTICLE II

                                     GENERAL

SECTION 2.1. PURPOSE.

The purposes of this Plan are to encourage and motivate selected key employees and Non-Management Directors to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation's Common Stock; to achieve a unity of purpose between such employees and Non-Management Directors and shareholders by providing ownership opportunities; and to retain such persons by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees and Non-Management Directors pursuant to the terms of this Plan.

SECTION 2.2. ADMINISTRATION.

    (a) The Plan shall be administered by the Committee. Subject to the provisions of SEC Rule 16b-3(d), the Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

    (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be recommended to the Board for approval, and when so approved by the Board shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion, subject to the approval by the Board,

        (i) To construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

        (ii) To define the terms used in the Plan and in the Rights granted hereunder;

        (iii)To prescribe, amend and rescind the rules and regulations relating to the Plan;

        (iv) Within the limitations set forth elsewhere herein, to determine the Eligible Employees or Non-Management Directors to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price or, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

        (v) To make all other determinations and interpretations necessary or advisable for the administration of the Plan.

    (c) Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to determine any matters, or exercise any discretion, to the extent that the power to make such determinations or to exercise such discretion would cause the loss of exemption under SEC Rule 16b-3 of any grant or award hereunder.

    (d) It shall be in the discretion of the Committee, subject to approval by the Board, to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

    (e) The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Eligible Employees and Non-Management Directors receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under such federal and state laws. If such Registration shall not occur, the

        Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible, subject to approval by the Board, for determining the maximum number of Eligible Employees and Non-Management Directors and the suitability of particular persons to be Eligible Employees and Non-Management Directors in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

    (f) In determining the Eligible Employees and Non-Management Directors to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee and the Board shall take into account the nature of the services rendered by such Eligible Employees or Non-Management Directors, their present and potential contributions to the success of the Corporation and/or a Subsidiary and such other factors as the Committee and the Board shall deem relevant. An Eligible Employee who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan if the Committee and the Board shall so determine. If, pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Employee or Non-Management Director be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

    (g) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Board, and until the Board acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

SECTION 2.3. STOCK AVAILABLE FOR RIGHTS.

    (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Employee or Non-Management Director expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

    (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to approval by the Board, and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

    (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

SECTION 2.4. SEVERABLE PROVISIONS.

The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.



                                   ARTICLE III

                                     OPTIONS

SECTION 3.1. GRANT OF OPTIONS.

    (a) The Company may grant Options to Eligible Employees and Non-Qualified Options to Non-Management Directors as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon
        (i) authorization by the Committee, (ii) the approval of such grant by the Board, and (iii) the execution and delivery of an Option Agreement by the Eligible Employee Optionee or Non-Management Director Optionee (the "Optionee") and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

    (b) Subject to approval by the Board, the Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. In accordance with Section 422 (d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

SECTION 3.2. EXERCISE PRICE.

Subject to approval by the Board, the initial exercise price of each Option granted under this Plan (the "Exercise Price") shall not be less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Optionee who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422 (b) (6) of the Code), or (ii) one hundred ten percent (110%) of such Fair Market Value in the case of any Optionee who owns stock in excess of such amount.

SECTION 3.3. TERMS AND CONDITIONS OF OPTIONS.

    (a) All Options must be granted within ten (10) years of the Effective Date.
    (b) The Committee, subject to the approval by the Board, may grant ISOs and Non-Qualifed Options, either separately or jointly, to an Eligible Employee.


    (c) On the first business day (an "Award Date") following the Company's 2005 Annual Meeting of Shareholders, and following each succeeding Annual Meeting of Shareholders thereafter, each individual elected, reelected or continuing as a Non-Management Director after such Annual Meeting may receive Non-Qualified Options to purchase from the Plan Pool shares of stock as recommended by the Committee and approved by the Board in accordance with the following requirements:

        (i) The Committee shall determine the portion, ranging from 0% to 100%, of the Total Annual Retainer paid to each Non-Management Director in the previous calendar year that shall be the basis for determining the number of Non-Qualified Options to be awarded.
             The number of shares to be awarded shall be determined by dividing the Fair Market Value of the Stock on the Award Date into the portion of the Total Annual Retainer as determined in the preceding sentence. For example, if a specific Non-Management Director received a Total Annual Retainer of $10,000 in Year 4, then on the Award Date in Year 5, if the Committee, upon approval by the Board, determines that 30% of the Total Annual Retainer for Year 4 shall be the basis for determining the number of Non-Qualified Options to be awarded for Year 5 and if the Fair Market Value of the Company stock is $30.00 per share on the Award Date, such Non-Management Director would be granted a Non-Qualified Option to purchase 100 shares of Stock at an Exercise Price of $30.00 per share.

        (ii) A Non-Qualified Option granted under this Plan to a Non-Management Director shall vest and become exercisable on the Award Date. The period that Non-Qualified Options may be exercised by a Non-Management Director shall be the earlier of ten years after grant date or two years after such person ceases to serve as a Non-Management Director.

    (d) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

    (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee or director of the Company or any of its Subsidiaries.

    (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion and may be accelerated or shortened by the Committee in its discretion; provided, however, that the Vesting Period for any portion of each ISO shall be at least one year (1) from the date such Option was granted.

    (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the lesser number purchased is the total remaining number at that time purchasable under a specific Option(s) granted to the Optionee.

    (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

    (i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

    (j) Additionally and notwithstanding any other provisions of this Article III, no shares of Stock obtained pursuant to an Option may be Transferred until at least six (6) months and one (1) day shall have elapsed since the date such Option was granted.

SECTION 3.4. EXERCISE OF OPTIONS.

    (a) An Optionee must be an Eligible Employee or Non-Management Director at all times from the date of grant until the exercise of the Options granted, except as provided in Sections 3.3(c) and 3.5(b).

    (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

    (c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount, if any, of the Company's Tax Withholding Liability required in connection with such exercise.

    (d) The Exercise Price of an Option shall be payable to the Company either
        (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or (ii) at the discretion of the Committee and the Board, through the delivery of shares of the Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee and the Board, by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

SECTION 3.5. TERM AND TERMINATION OF OPTION.

    (a) Subject to approval by the Board, the Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option (the "Option Period"), but such expiration date for an ISO shall be not later than ten (10) years after the date an ISO was granted. In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such ISO is granted. Subject to approval by the Board, the Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set except for Non-Qualified Options granted to Non-Management Directors.

    (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Employee for any reason, other than by reason of Death, Disability or Termination; (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of Termination. The Committee may, subject to approval by the Board, specify other events that will result in the termination of an ISO (including, without limitation, termination of employment by reason of Death). In the case of Non-Qualified Options, the Committee shall have discretion, subject to approval by the Board, to specify what, if any, events will terminate the Option prior to the expiration of the Option Period.

SECTION 3.6. CHANGE IN CONTROL TRANSACTION.

At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction

(except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Option that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

SECTION 3.7. RESTRICTIONS ON TRANSFER.

An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

SECTION 3.8. STOCK CERTIFICATES.

Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

SECTION 3.9. AMENDMENT AND DISCONTINUANCE.

The Board may amend, suspend or discontinue the provisions of this Article III at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or Non-Management Directors or materially modify eligibility requirements for participation under this Article III. Moreover, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.

SECTION 3.10. COMPLIANCE WITH RULE 16B-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE IV

                             RESTRICTED STOCK GRANTS

SECTION 4.1 GRANTS OF RESTRICTED STOCK.

    (a) The Company may issue Restricted Stock to Eligible Employees as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Restricted Stock Grant Agreement by the Eligible Employee to whom such Restricted Stock is to be issued (the "Holder") and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee.

    (b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee and the Board.

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

    (c) Without limiting the foregoing, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock, (including any provisions for accelerated vesting in the event of a Change in Control Transaction) as determined by the Committee and the Board.

    (d) At the discretion of the Committee, the Holder, as a condition to such issuance, may be required (i) to execute and deliver to the Company a confidential information agreement approved by the Committee, and/or
        (ii) to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation's Tax Withholding Liability required in connection with such issuance.

    (e) Nothing contained in this Article IV, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

SECTION 4.2. RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

    (a) Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws or set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

    (b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.

    (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company's rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

    (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder's spouse, to the Secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

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SECTION 4.3. COMPLIANCE WITH LAW.

Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

SECTION 4.4. STOCK CERTIFICATES.

Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this
Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

SECTION 4.5. MARKET STANDOFF.

To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

SECTION 4.6. AMENDMENT AND DISCONTINUANCE.

The Board may amend, suspend or discontinue this Article IV at any time or from time to time; provided, that no such action of the Board shall alter or impair any rights previously granted to Holders under this Article IV without the consent of such affected Holders; and provided, further, that no such action may, without the approval of the Company's shareholders, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article IV or materially modify the requirements as to eligibility for participation under this Article IV. Moreover, no such action may alter or impair any Restricted Stock previously granted under this Article IV without the consent of the applicable Holder.

SECTION 4.7. COMPLIANCE WITH RULE 16B-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                    ARTICLE V

                     LONG-TERM INCENTIVE COMPENSATION UNITS

SECTION 5.1. AWARDS OF UNITS.

    (a) The Company may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted (a "Unit Recipient") and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in each of the years 2005 through 2015 in such amounts and to such Unit Recipients as the Committee may determine, subject to approval by the Board and to the limitation in Section 5.2 below.

    (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

    (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years ("Performance Period") beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee and the Board for each year's awards.

    (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may, subject to approval of the Board, adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

    (e) Distributions of Units awarded will be based on the Company's financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee, subject to approval of the Board, for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee and approved by the Board, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee, subject to approval by the Board.

    (f) The percentage of Units awarded which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called "Retained Units."

    (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee, subject to approval by the Board. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be canceled.

    (h) Notwithstanding any other provision in this Article V, the Committee, if it determines that it is necessary or advisable under the circumstances, may, subject to approval by the Board, adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher job grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

SECTION 5.2. LIMITATIONS.

The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

SECTION 5.3. TERMS AND CONDITIONS.

    (a) All awards of Units must be made within ten (10) years of the Effective Date.

    (b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

    (c) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

    (d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

SECTION 5.4. SPECIAL DISTRIBUTION RULES.

    (a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

    (b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee and the Board to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.

    (c) If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit Recipient under this
        Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company's performance for such period.

    (d) In the event of the termination of the Unit Recipient's status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

    (e) Upon a Unit Recipient's promotion to a higher job grade classification, the Committee and the Board may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher job grade classification for the then current Performance Period.

Notwithstanding any other provision of this Plan, the Committee may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower job grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be canceled.

SECTION 5.5. DIVIDEND EQUIVALENT UNITS.

On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the "Dividend Equivalent Credit") on the payment date to each Unit Recipient's account for each Unit which has been awarded to the Unit Recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

SECTION 5.6. ADJUSTMENTS.

    (a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section
        5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may, subject to approval by the Board, make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

    (b) At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, subject to approval by the Board, determine that all or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Units that have not been distributed before the date of consummation of Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

SECTION 5.7. OTHER CONDITIONS.

    (a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article V.

    (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

    (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or NASDAQ-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

    (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the "Distribution Date" shall be March 15th in the year of distribution (or the first business day thereafter), except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee and the Board determine the amount and form of the distribution.

    (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

        (i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Corporation;

        (ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b);

        (iii)Estimated consolidated net income of the Corporation for the twelve month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

        (iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.

    (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this Article V.

SECTION 5.8. DESIGNATION OF BENEFICIARIES.

A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this
Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient's Death. In case of the Unit Recipient's Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this
Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 5.9. RESTRICTIONS ON TRANSFER.

Units granted under Article V may not be Transferred, except as provided in
Section 5.8, and, during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

SECTION 5.10. AMENDMENT AND DISCONTINUANCE.

No award of Units may be granted under this Article V after December 31, 2015. The Board may amend, suspend or discontinue the provisions of this Article V at any time or from time to time, provided, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article V or materially modify the eligibility requirements for participation under this Article V.

SECTION 5.11. COMPLIANCE WITH RULE 16B-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE VI

                            STOCK APPRECIATION RIGHTS

SECTION 6.1. GRANTS OF SARS.

    (a) The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted (the "SAR Recipient") and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan.

    (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

SECTION 6.2. TERMS AND CONDITIONS OF SARS.

    (a) All SARs must be granted within ten (10) years of the Effective Date.
    (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.

    (c) Subject to the approval of the Board and to the provisions of Section 6.2(b) (as to the establishment of the initial Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of the Index or Indices utilized under Section 3.2(b).

    (d) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this
        Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

    (e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period"). Such SAR Vesting Periods will be fixed by the Committee, subject to approval by the Board, and may be accelerated or shortened by the Committee, subject to approval by the Board.

    (f) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

    (g) A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 6.2(c).

SECTION 6.3. RESTRICTIONS ON TRANSFER OF SARS.

SARs granted under this Article VI may not be Transferred, except as provided in
Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

SECTION 6.4. EXERCISE OF SARS.

    (a) A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the "SAR Exercise Date").

    (b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable under Section 6.2(c), as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company's Tax Withholding Liability arising from such exercise.

SECTION 6.5. TERMINATION OF SARS.

Subject to approval by the Board, the Committee shall determine, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the "SAR Period"). Subject to approval by the Board, the Committee may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

SECTION 6.6. CHANGE IN CONTROL TRANSACTION.

At any time prior to the date or consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an excess parachute payment within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation or bank, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

SECTION 6.7. DESIGNATION OF BENEFICIARIES.

A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient's Death. In case of the SAR Recipient's Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 6.8. AMENDMENT AND DISCONTINUANCE.

The Board may amend, suspend or discontinue the provisions of this Article VI at any time or from time to time provided that no action of the Board may, without the approval of the shareholders of the Corporation materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article VI. Moreover, no such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR Recipient.

SECTION 6.9. COMPLIANCE WITH RULE 16B-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, is the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.1. APPLICATION OF FUNDS.

The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

SECTION 7.2. NO OBLIGATION TO EXERCISE RIGHT.

The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

SECTION 7.3. TERM OF PLAN.

Except as otherwise specifically provide herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

SECTION 7.4. CAPTIONS AND HEADINGS; GENDER AND NUMBER.

Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part of, and shall not serve as a basis for, interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

SECTION 7.5. EXPENSES OF ADMINISTRATION OF PLAN.

All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries. The Corporation shall also indemnify, defend and hold each member of the Committee and the Board harmless against all claims, expenses and liabilities arising out of or related to the exercise of the powers of the Committee and the Board and the discharge of the duties of the Committee and the Board hereunder.

SECTION 7.6. GOVERNING LAW.

Without regard to the principles of conflicts of laws, the laws of the State of Georgia shall govern and control the validity, interpretation, performance and enforcement of this Plan.

SECTION 7.7. INSPECTION OF PLAN.

A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

SECTION 7.8  QUALIFICATION OF PLAN.

In the event that this Plan or any Rights granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or the rules and regulations thereunder, this Plan and any Rights granted pursuant to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.



                                   A-18 - LAST

                                   APPENDIX B

                           THE SAVANNAH BANCORP, INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

    GENERAL

On March 23, 2005, the Board of Directors of The Savannah Bancorp, Inc. (the "Company") adopted The Savannah Bancorp, Inc. 2005 Employee Stock Purchase Plan (the "Plan") for the benefit of the employees of the Company.

1.  PURPOSE

The 2005 Employee Stock Purchase Plan is designed for all The Savannah Bancorp, Inc. employees and employees of its Subsidiaries. The purpose of the Plan is to encourage and enable Eligible Employees of the Company to acquire proprietary interests in the Company through the ownership of Common Stock of the Company.

2.  TERMS

    (a) "Board of Directors" means the Board of Directors of the Company.

    (b) "Code" shall mean the Internal Revenue Code, as amended.

    (c) "Company" means The Savannah Bancorp, Inc., a bank-holding corporation in Georgia.

    (d) "Entrance Date" means the date or dates specified by the Company for each particular offering on which Eligible Employees may elect to participate or begin participating in such offering.

    (e) "Eligible Employee" means a person regularly employed by the Company or a Subsidiary of the Company on the effective date or any Entrance Date of any offering of stock pursuant to the Plan, who has been employed by the Company for at least one year and who has a customary working schedule of at least 25 hours per week and 5 months per calendar year.

    (f) "Exercise date" means the termination date of the applicable offer period.

    (g) "Fair Market Value" means the closing sales price of the Stock as quoted on the principal market in which such Stock is traded on such date; provided however, that if the Stock is not actively traded on any market which reports closing sales prices, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the Stock, provided further that if the Stock is not traded, Fair Market Value, shall be determined by the Board of Directors.

    (h) "Grant Date" means the commencement date of the applicable offer period.

    (i) "Offer Period" means, with respect to any offering of Stock hereunder, the period specified by the Board of Directors during which such offering is effective and outstanding.

    (j) "Options" means the right or rights granted to Eligible Employees to purchase the Company's Common Stock under an offering made under the Plan and pursuant to such Eligible Employees' elections to participate in such offering

    (k) "Plan" means this The Savannah Bancorp, Inc. Employee Stock Purchase
        Plan.

    (l) "Participant" shall mean an Eligible Employee that has exercised an Option to Purchase shares.

    (m) "Quarterly Pricing Date" means the first date of each quarterly interval during the Offer Period on which the purchase price for the Shares is set for that quarter.

    (n) "Shares" "Stock" or "Common Stock" means shares of the $1.00 par value Common Stock of the Company.

    (o) "Subsidiary" shall mean an entity that is more than 50% owned by the Company.

3.  SHARES RESERVED FOR PLAN

The Shares of the Company's Common Stock reserved for the Plan shall be 25,000. The Shares reserved may be issued and sold pursuant to one or more offerings under the Plan.

With respect to each offering under the Plan, the Company will specify the number of Shares to be made available, the commencement date and the termination date of the applicable offer period and such terms and conditions not inconsistent with the Plan. In no event shall the Offer Period for any offering exceed twelve (12) months from the date the option is granted.

4.  ADMINISTRATION OF THE PLAN

These Shares will be held by REGISTRAR AND TRANSFER COMPANY, (Plan Administrator), or such other custodian designated by the Plan Administrator, until the employee terminates participation in the Plan or requests in writing that certificates for full Shares be issued.

5.  OFFERINGS

The Plan will be implemented by offerings made by the Company from time to time as determined by the Company, but in any event not more than one (1) time per year to each Eligible Employee. Participation in any offering under the Plan shall neither limit nor require participation in any other offering, except that no employee may have more than one authorization for a payroll deduction in effect simultaneously.

6.  PARTICIPATION IN THE PLAN

    (a) Options to purchase the Company's Common Stock under the Plan shall be granted only to Eligible Employees. With respect to any offering under the Plan, options to purchase Shares shall be granted to all Eligible Employees of the Company who have elected to participate in such offering as provided hereunder; provided, however, that the Board of Directors may determine that any offering of Common Stock under the Plan will not be extended to certain employees to the extent permitted under
        Section 423 of the Code and the regulations thereunder including highly compensated employees (within the meaning of Section 414(q) of the Code) of the Company or its subsidiaries and provided further that in no event may an employee be granted an option under this Plan if such employee, immediately after the option is granted, owns Stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or any subsidiary.

    (b) For the purpose of determining stock ownership under this Paragraph 6, the rules of Section 424(d) of the Code shall apply and Stock which the employee may purchase under all outstanding options (whether or not granted under this Plan), shall be treated as Stock owned by the employee. Any decision relating to whether to include or exclude any highly compensated employee or any other employee as permitted under
        Section 423 of the Code and the regulations thereunder, pursuant to this Paragraph, shall be made only by the Board of Directors.

    (c) An Eligible Employee may become a Participant by completing the form provided by the Company for such purpose in connection with the applicable offering and filing it with the Plan Administrator (or such other person as may be designated by the Company on such form) prior to an Entrance Date for this applicable offering. In completing such form the Eligible Employee shall authorize a payroll deduction as provided herein.

    (d) With respect to any offer hereunder, each participating Eligible Employee shall have the same rights and privileges subject to the limitations set forth in Paragraph 10: Limitations of Number of Options Which May be Granted and Shares Which May be Purchased.

7.  PURCHASE PRICE

The Purchase Price for Shares purchased pursuant to the Plan shall be set for the first quarter of the Offer Period at an amount equal to 85% of the Fair Market Value of the Stock on the Grant Date, or if no Shares were traded on that day, on the last day prior thereto on which Shares were traded.

On the first day of each subsequent quarter during the Offer Period (the Quarterly Pricing Date) the purchase price for that quarter shall be set at an amount equal to 85% of the Fair Market Value of the Stock on the first date of said quarter, or if no Shares were traded on that day, on the last day of the previous quarter thereto on which Shares were traded.

8.  PAYROLL DEDUCTIONS AND LUMP SUM PAYMENT

    (a) If in the form filed pursuant to Paragraph 6(c) a Participant authorizes a payroll deduction, such Participant shall specify an amount which, in the aggregate during the offering period, is not less than $500.00 and not more than $7,500.00 of his or her salary or wages which will be deducted from his or her pay in equal (or nearly equal as is practicable) installments on each bi-monthly pay period during the time he or she is a Participant in such offering. Payroll deductions for Participant shall commence on the Entrance Date of the offering to which the authorization for a payroll deduction is applicable and shall end on the termination date of such offering unless sooner as provided in this Plan.

    (b) All payroll deductions made for a Participant and all cash payments made by a Participant shall be credited to his or her account under the Plan. Except as otherwise provided herein, a Participant who has authorized payroll deductions with respect to an offering may not make any separate cash payment into such account with respect to such offering.

    (c) If for any reason other than the termination of the Participant's employment subject to the Paragraph 13, a Participant who has authorized payroll deductions with respect to an offering has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of his or her scheduled payroll deductions hereunder during a portion of the Offer Period, such Participant may, prior to the termination of the applicable Offer Period, make a lump sum payment for credit to his or her account in an amount not greater than the aggregate of the scheduled payroll deductions or portions thereof which were not made.

    (d) A Participant may discontinue his or her participation in the Plan as provided in Paragraph 13, but no other change can be made during an offering, and specifically, a Participant may not alter the rate of his or her payroll deductions for that offering.

9.  GRANTS OF OPTIONS

Subject to the limitations set forth below in this Paragraph 9 or in Paragraph 10, each Eligible Employee participating in an offering shall be granted an option to purchase a fixed maximum number of Shares each quarter determined by the following procedure:

        Step 1: Determine the aggregate amount which would be withheld from the Eligible Employee's pay during the applicable quarter (which shall be one-quarter (1/4)of the aggregate amount the employee has elected for payroll deduction pursuant to the terms of Paragraph 8(a) set forth above)of the Offer Period in accordance with such Eligible Employee's authorization for a payroll deduction.

        Step 2: Determine the figure which represents 85% of the Fair Market Value on the applicable Quarterly Pricing Rate

        Step 3: Divide the figure determined in Step 1 by the figure determined in Step 2. Subject to the limitations set forth herein, this final figure shall be the fixed maximum number of Shares for which the Eligible Employee may be granted Options to purchase for that quarter under the applicable offering.

In the event the total maximum number of Shares for which Options would otherwise be granted in accordance with this paragraph under any offering hereunder exceeds the number of Shares offered, the Company shall allot the Shares available among the Eligible Employees in such a manner as it shall determine, but generally pro-rata, and shall grant Options to purchase only for a reduced number of shares instead of the maximum number otherwise determined by the procedure set forth above. In such event, the payroll deductions to be made pursuant to the authorizations therefore shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

On the Grant Date and each Quarterly Pricing Date, each participating
Eligible Employee shall be granted an option to purchase the number of Shares determined under this Plan subject to the limitations set forth. Notice that an option has been granted shall be given to each participating Eligible Employee and such notice shall show the maximum number of Shares subject to such Option and the amount, if any, to be deducted from the Eligible Employee's pay for each payroll period during the applicable quarter.

All Shares included in any offering under the Plan in excess of the total number of Shares for which Options are granted hereunder and all Shares with respect to which Options granted hereunder are not exercised shall continue to be reserved for the Plan and shall be available for inclusion in any subsequent offering under the Plan.

10. LIMITATIONS OF NUMBER OF OPTIONS WHICH MAY BE GRANTED AND SHARES WHICH MAY BE PURCHASED

The following limitations shall apply with respect to the number of Shares for which each Eligible Employee who elects to participate in an offering under the Plan may be granted an option hereunder:

    1) No Eligible Employee may purchase Shares during an Offer Period pursuant to the terms of this Plan for an aggregate purchase price in excess of $7,500.00, and

    2) No Eligible Employee shall be granted an option to purchase Shares under the Plan if such Eligible Employee immediately after such option is granted, owns stock or holds options to purchase stock possessing in the aggregate five (5%) or more of the total combined voting power or value of the capital stock of the Company or of any Subsidiary (under the rules set forth in Section 424(d) of the Code); and

    3) No Employee shall be granted an Option to purchase Shares which permits his or her right to purchase Shares under all Employee Stock Purchase Plans of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000.00) (or other such maximum as may be prescribed from time to time by the Code) of fair market value of such Shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time, all in accordance with the provisions of Section 423(b)(8) of the Code.

11. EXERCISE OF OPTION

    (a) Payroll Deductions

        (1) Unless a Participant who has authorized payroll deductions with respect to the applicable offering gives written notice to the Company as hereinafter provided, his or her option to purchase Shares with payroll deductions made during such offering will be exercised automatically for him/her on the termination date of the applicable offering, for the purchase of the number of shares subject to such Participant's option which the accumulated payroll deductions and cash payments, if any, in his or her account at that time will purchase at the applicable option price.

        (2) By written notice to the Company not later than the day prior to the termination date of the applicable offering, a Participant who has authorized payroll deductions may elect, effective on the termination date of such offering, to: i. Withdraw all the accumulated payroll deductions and cash payments, if any, in his or her account at the termination date, or
             ii.Exercise his or her option for a specified number of whole
                Shares less than the number of Shares subject to such option, which the accumulated payroll deductions and cash payments, if any, in his or her account at the termination date will purchase at the applicable option price.

12.  DELIVERY

A stock certificate representing all shares of Stock purchased upon the exercise of an option under this Plan shall be held for the Participant by a custodian designated by the Plan Administrator or, at the Participant's direction and expense, delivered to the Participant (or any person who makes a claim through a Participant), and registered in his or her name; provided, however, the Company shall not have any obligation to deliver a certificate to a Participant which represents a fractional share of Stock. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been delivered to such person or have been transferred to an account for such person at a broker-dealer designated by the Participant. The Plan Administrator shall have the discretion to satisfy the Company's obligations hereunder with newly issued shares or shares previously issued and outstanding that have been repurchased by the Company.

All shares of Stock obtained pursuant to an option under this Plan shall be held in escrow for a period which ends one (1) year after the issuance of such shares pursuant to the exercise of the option. Such shares of Stock shall be held by the Company or its designee. The Participant who has exercised the option shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of federal tax deductions that may be taken by the Company due to a sale or disposition of shares by a participant within one year of the date of issuance of such shares to the participant, and it shall be administered solely for this purpose.

13.  VOLUNTARY ACCOUNT WITHDRAWAL

A Participant may elect to withdraw the entire balance credited to his or her account for an Offer Period by completing and filing an amended authorization form with the Plan Administrator before the Exercise Date for such period. If a Participant makes such a withdrawal election, no further payroll deductions shall be made on his or her behalf and such balance shall be paid to him or her in cash (without interest) at the next possible payroll period (determined in accordance with the Company's payroll practices and policies regarding cut-off dates for payroll changes).

14.  TERMINATION OF EMPLOYMENT

If a Participant's employment as an Eligible Employee terminates on or before the Exercise Date for an Offer Period for any reason whatsoever, his or her account shall (subject to Paragraph 15 and Paragraph 16) be distributed as if he or she had elected to withdraw his or her account in cash under Paragraph 13 immediately before the date his or her employment had so terminated. However, if a Participant is transferred directly between the Company and a Subsidiary or between one Subsidiary and another Subsidiary while he or she has an authorization in effect, his or her employment shall not be treated as terminated merely by reason of such transfer and any such authorization shall (subject to all the terms and conditions of this Plan) remain in effect after such transfer for the remainder of the Offer Period.

15.  RETIREMENT OR DISABILITY

If a Participant retires or becomes disabled within three months before the Exercise Date for an Offer Period, he or she may elect prior to such Exercise Date to (i) make a cash lump sum payment to his or her account in an amount equal to the unpaid balance under his or her authorization as then in effect for such Offer Period, (ii) purchase at the end of the Offer Period the number of whole shares of Stock as the balance credited to the Participant's account as of that date will purchase at the purchase price for such shares of Stock, or (iii) withdraw the entire balance credited to his or her account for such Offer Period in accordance with Paragraph 13.

In the event a Participant elects to make a cash lump sum payment to his or her account, his or her Options shall be exercised automatically on the Exercise Date for such Offer Period for the purchase of as many whole shares of Stock as the balance credited to his or her account as of that date will purchase at the purchase price for such shares of Stock as if he or she is an Eligible Employee on such Exercise Date. In the event a Participant fails to make a timely election under this Paragraph 15, his or her account shall be distributed as if he or she had elected to withdraw the entire balance credited to his or her account in cash under Paragraph 13 immediately before the date he or she retired.

16.  DEATH

If a Participant's employment terminates due to his or her death before the Exercise Date for an Offer Period, his or her beneficiary may elect before the Exercise Date to (i) make a cash lump sum payment to the Participant's account in an amount equal to the unpaid balance under the Participant's authorization as then in effect for such Offer Period, (ii) purchase at the end of the Offer Period the number of whole shares of Stock as the balance credited to the Participant's account as of that date will purchase at the purchase price for such shares of Stock, or (iii) withdraw the entire balance credited to the Participant's account for such Offer Period in accordance with Paragraph 13. In the event a Participant's beneficiary elects to make a cash lump sum payment to the Participant's account, the Participant's option shall be exercised automatically on the Exercise Date for such Offer Period for the purchase of as many whole shares of Stock as the balance credited to his or her account as of that date will purchase at the purchase price for such shares of Stock as if the Participant is an Eligible Employee on such Exercise Date. In the event a beneficiary fails to make a timely election under this Paragraph 16, the Participant's account shall be distributed as if the Participant had elected to withdraw his or her account in cash under Paragraph 13 immediately before the date he or she died.

17.  TEMPORARY LAYOFF AND AUTHORIZED LEAVE OF ABSENCE

Any amounts being deducted from a Participant's compensation under his or her authorization for an Offer Period shall be suspended during a period of temporary layoff or authorized leave of absence without pay. If the Participant returns to active service prior to the last payroll period in the Offer Period, his or her payroll deductions shall be commenced or resumed. The Participant's option shall be exercised automatically on the Exercise Date for such Offer Period for the purchase of as many whole shares of Stock as the balance credited to his or her account as of that date will purchase at the purchase price for such shares of Stock provided he or she is an Eligible Employee on such Exercise Date.

For purposes of this Plan, a Participant on a temporary layoff or authorized leave of absence shall be deemed to be terminated from his or her employment with the Company and all of its affiliates if such layoff or leave exceeds a period of 90 consecutive days (unless the Participant's right to re-employment is guaranteed either by statute or by contract). At the end of such 90 day period, such Participant shall have his or her account distributed as if he or she had elected to withdraw his or her account in cash under Paragraph 13 immediately before the date his or her employment had so terminated.

18.  HARDSHIP WITHDRAWALS FROM 401(K) PLANS

If a Participant receives a hardship withdrawal pursuant to the provisions of a qualified retirement plan subject to Code ss. 401(k), any amounts being deducted from such Participant's compensation under his or her authorization shall be suspended for a period of twelve consecutive months following such withdrawal. If such suspension is in effect on the last day of an Offer Period, any authorization filed by an Eligible Employee during such Offer Period shall be null and void and of no effect.

19.  TRANSFERABILITY

Neither the balance credited to a Participant's account nor any rights to the exercise of an option or to receive shares of Stock under this Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Plan Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her account in accordance with Paragraph 13.

20.  ADJUSTMENT

The number of shares of Stock covered by outstanding options granted pursuant to this Plan and the related purchase price and the number of shares of Stock available under this Plan automatically shall be adjusted by the Plan Administrator in a manner to fully and fairly reflect any change in the capitalization of the Company, including, but not limited to, such changes as dividends paid in the form of Stock or Stock splits. Furthermore, the Plan Administrator automatically shall adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock available under this Plan and the number of shares of Stock covered by options granted under this Plan and the related purchase prices in the event of any corporate transaction described in Section 424(a) of the Code. An adjustment made under this Paragraph 20 by the Plan Administrator shall be conclusive and binding on all affected persons.

21.  SECURITIES REGISTRATION

If the Company shall deem it necessary to register under the Securities
Act of 1933, as amended, or any other applicable statutes, any shares of Stock with respect to which an option shall have been exercised under this Plan or to qualify any such shares of Stock for an exemption from any such statutes, the Company shall take such action at its own expense before delivery of any certificate representing such shares of Stock. If shares of Stock are listed on any national stock exchange at the time an option to purchase shares of Stock is exercised under this Plan, the Company whenever required shall register shares of Stock for which such option is exercised under the Securities Exchange Act of 1934, as amended, and shall make prompt application for the listing on such national stock exchange of such shares, all at the expense of the Company.

22.  AMENDMENT OR TERMINATION

This Plan may be amended by the Company from time to time to the extent that the Company deems necessary or appropriate in light of, and consistent with, Section 423 of the Code and the laws of the State of Georgia, and any such amendment shall be subject to the approval of the Company's shareholders to the extent such approval is required under Section 423 of the Code or the laws of the State of Georgia. The Company also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Company shall not have the right to modify, cancel, or amend any option outstanding after the beginning of a Purchase Period unless (1) each Participant consents in writing to such modification, amendment or cancellation, (2) such modification only accelerates the Exercise Date for the related Offer Period, or (3) the Company acting in good faith deems that such action is required under applicable law.

23.  NOTICES

All authorizations, forms and other communications from a Participant to the Plan Administrator under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator when actually received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt of such authorizations and communications.

24.  EMPLOYMENT

No offer under this Plan shall constitute an offer of employment, and no acceptance of an offer under this Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and the Company or any subsidiary of the Company, including a Subsidiary. Finally, no Eligible Employee shall be induced to participate in this Plan by the expectation of employment or continued employment.

25.  READINGS, REFERENCED AND CONSTRUCTION

The headings to sections in this Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to paragraphs in this Plan shall be to Paragraphs of this Plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Georgia.

26.  SHAREHOLDER APPROVAL

The Plan is subject to the approval by the holders of the majority of the outstanding shares of Stock within 12 months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

Front of Proxy Card



                           THE SAVANNAH BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                FOR ANNUAL SHAREHOLDERS MEETING ON APRIL 21, 2005

      The undersigned hereby appoints Thornton Barrow and Holly S. Young, and any of them, with full power of substitution, as proxies to vote the Common Stock of The Savannah Bancorp, Inc. held by the undersigned at the above stated Annual Meeting to be held at the Hyatt Regency Savannah, 2 West Bay Street, Savannah, Georgia on April 21, 2005, at 11:00 a.m., Eastern Daylight Time, and any adjournments thereof, and to vote as follows:

PROPOSAL I.  ELECTION OF DIRECTORS

Nominees for re-election: Archie H. Davis, L. Carlton Gill, John C. Helmken II, Charles E. Izlar, Jack M. Jones, Robert T. Thompson, Jr.

__ Vote FOR all nominees listed above, except withhold authority to vote for the following nominees (if any):________________________________ O
__ Vote WITHHELD for all nominees listed above.
                                                       PLEASE RECORD YOUR
                                                       VOTE TO THE LEFT AND
                                                       SIGN ON THE
                                                       OTHER SIDE

PROPOSAL II.  APPROVAL OF THE THE SAVANNAH BANCORP, INC. 2005 OMNIBUS STOCK
                OWNERSHIP AND LONG TERM INCENTIVE PLAN.
 __  VOTE FOR                 __ VOTE AGAINST                 __ ABSTAIN

PROPOSAL III. APPROVAL OF THE SAVANNAH BANCORP, INC. 2005 EMPLOYEE STOCK
                PURCHASE PLAN.
 __  VOTE FOR                 __ VOTE AGAINST                 __ ABSTAIN

PROPOSAL IV.  RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT
                REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2005.
 __  VOTE FOR                 __ VOTE AGAINST                 __ ABSTAIN

Back of Proxy Card


PLEASE SIGN EXACTLY AS NAME APPEARS BELOW AND CHECK APPROPRIATE BLOCKS ON THE OTHER SIDE.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL I, "FOR" PROPOSAL II, "FOR" PROPOSAL III AND "FOR" PROPOSAL IV. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR SOLE DISCRETION ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


---------------------------------------

                                                      PLACE LABEL HERE
---------------------------------------
     SIGNATURE(S) OF STOCKHOLDER(S)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing on behalf of a corporation or partnership, or as attorney, agent or fiduciary, please indicate the capacity in which you are signing.

                                                 Dated:_________________, 2005

     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.